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                                                                      EXHIBIT 25
                                POWER OF ATTORNEY

          We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company"), hereby severally constitute Robert E. Stauth, R. Randolph Devening and David R. Almond, and each of them severally, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, the Annual Report on Form 10-K for the fiscal year ended December 25, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                    Dated this 17th day of February, 1994.


          SIGNATURE                              TITLE



\S\ ROBERT E. STAUTH               President, Chief Executive Officer, and
- -------------------------          Director (principal executive officer)
Robert E. Stauth

\S\ R. RANDOLPH DEVENING           Vice Chairman, Chief Financial Officer
- --------------------------         and Director (principal financial
R. Randolph Devening               officer)


\S\ DONALD N. EYLER                Senior Vice President - Controller
- --------------------------         (principal accounting officer)
Donald N. Eyler

\S\ E. DEAN WERRIES                Chairman and Director
- --------------------------
E. Dean Werries

\S\ ARCHIE R. DYKES                Director
- --------------------------
Archie R. Dykes


\S\ CAROL B. HALLETT               Director
- --------------------------
Carol B. Hallett


\S\ JAMES G. HARLOW, JR.           Director
- --------------------------
James G. Harlow, Jr.


\S\ R. D. HARRISON                 Director
- --------------------------
R. D. Harrison


\S\ LAWRENCE M. JONES              Director
- --------------------------
Lawrence M. Jones
                                      -100-

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\S\ EDWARD C. JOULLIAN III         Director
- ------------------------------
Edward C. Joullian III


\S\ HOWARD H. LEACH                Director
- ------------------------------
Howard H. Leach


\S\ JOHN A. MCMILLAN               Director
- ------------------------------
John A. McMillan


\S\ GUY A. OSBORN                  Director
- ------------------------------
Guy A. Osborn



































                                      -101-